Exhibit 10.1

                        AGREEMENT AND PLAN OF ACQUISITION


THIS AGREEMENT AND PLAN OF ACQUISITION is made as of the 22nd day of April 2003

AMONG:

               PALLADIUM   COMMUNICATIONS,   INC.,  a  corporation   formed
               pursuant to the laws of the State of Nevada and having an office for business located at 416 W. Muhammad Ali Blvd., Louisville, KY 40202

                  ("Palladium")


AND:

               PEAK ENTERTAINMENT LTD., a body corporate formed pursuant to the laws of the United Kingdom and having an office for business located at 111 West Maple Avenue, Monrovia, CA 91016

                  ("Peak")

AND:

               Wilfred and Paula Shorrocks

                  (the "Peak Shareholders")


WHEREAS:

A. The Peak Shareholders, together with the remaining holders of Peak shares set forth on Exhibit A hereto, own 19,071,684 Peak Shares, being 100% of the presently issued and outstanding Peak Shares;

B. Palladium is a reporting company whose common stock is quoted on the OTC Bulletin Board;

C . The respective Boards of Directors of Palladium and Peak deem it advisable and in the best interests of Palladium and Peak that Palladium purchase all of the issued and outstanding capital stock of Peak (the "Acquisition") pursuant to this Agreement and the applicable provisions of the laws of the State of Nevada; and

E. It is intended that the Acquisition shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.
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NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1      In this Agreement the following terms will have the following meanings:

        (a) "Acquisition Shares" means the 19,071,684 Palladium Common Shares to be issued to the Peak Shareholders at Closing pursuant to the terms of the Acquisition;

        (b) "Agreement" means this agreement and plan of Acquisition among Palladium, Peak, and the Peak Shareholders;

        (c) "Palladium Accounts Payable and Liabilities" means all accounts payable and liabilities of Palladium, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Palladium and its subsidiaries (other than a Palladium Material Contract) as of December 31, 2002 as set forth in Schedule "B" hereto;

        (d) "Palladium Accounts Receivable" means all accounts receivable and other debts owing to Palladium, on a consolidated basis, as of December 31, 2002 as set forth in Schedule "C" hereto;

        (e) "Palladium Assets" means the undertaking and all the property and assets of the Palladium Business of every kind and description wheresoever situated including, without limitation, Palladium Equipment, Palladium Inventory, Palladium Material Contracts, Palladium Accounts Receivable, Palladium Cash, Palladium Intangible Assets and Palladium Goodwill, and all credit cards, charge cards and banking cards issued to Palladium ;

        (f) "Palladium Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Palladium and its subsidiaries or relating to the Palladium Business as set forth in Schedule "D" hereto;

        (g) "Palladium Business" means all aspects of any business conducted by Palladium and its subsidiaries;

        (h) "Palladium Cash" means all cash on hand or on deposit to the credit of Palladium and its subsidiaries on the Closing Date;

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        (i)       "Palladium Common Shares" means the shares of common stock in the capital of Palladium;

        (j) "Palladium Debt to Related Parties" means the debts owed by Palladium and its subsidiaries to any affiliate, director or officer of Palladium as described in Schedule "E" hereto;

        (k) "Palladium Equipment" means all machinery, equipment, furniture, and furnishings used in the Palladium Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

        (l) "Palladium Financial Statements" means, collectively, the audited consolidated financial statements of Palladium for the fiscal year ended December 31, 2002, together with the unqualified auditors' report thereon, true copies of which are attached as Schedule "A" hereto;

        (m) "Palladium Goodwill" means the goodwill of the Palladium Business including the right to all corporate, operating and trade names associated with the Palladium Business, or any variations of such names as part of or in connection with the Palladium Business, all books and records and other information relating to the Palladium Business, all necessary licenses and authorizations and any other rights used in connection with the Palladium Business;

        (n) "Palladium Insurance Policies" means the public liability insurance and insurance against loss or damage to the Palladium Assets and the Palladium Business as described in Schedule "G" hereto;

        (o) "Palladium Intangible Assets" means all of the intangible assets of Palladium and its subsidiaries, including, without limitation, Palladium Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Palladium and its subsidiaries;

        (p) "Palladium Inventory" means all inventory and supplies of the Palladium Business as of December 31, 2003, as set forth in Schedule "H" hereto;

        (q) "Palladium Material Contracts" means the burden and benefit of and the right, title and interest of Palladium and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Palladium or its subsidiaries are entitled whereunder Palladium or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

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        (r)       "Closing" means the completion,  on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

        (s) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

        (t) "Effective Time" means the actual time that the Acquisition shall become effective;

        (u) "Acquisition" means the Acquisition, at the Effective Time, of Peak pursuant to this Agreement and Plan of Acquisition;

        (v)       "Acquisition Consideration" means the Acquisition Shares;

        (w) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Palladium and Peak may mutually agree upon;

        (x) "State Corporation Law" means the General Corporation Law of the State of Nevada;

        (y) "Peak Accounts Payable and Liabilities" means all accounts payable and liabilities of Peak, due and owing or otherwise constituting a binding obligation of Peak (other than a Peak Material Contract) as of December 31, 2002, as set forth in Schedule "K" hereto;

        (z) "Peak Accounts Receivable" means all accounts receivable and other debts owing to Peak, as of December 31, 2002, as set forth in Schedule "L" hereto;

        (aa) "Peak Assets" means the undertaking and all the property and assets of the Peak Business of every kind and description wheresoever situated including, without limitation, Peak Equipment, Peak Inventory, Peak Material Contracts, Peak Accounts Receivable, Peak Cash, Peak Intangible Assets and Peak Goodwill, and all credit cards, charge cards and banking cards issued to Peak;

        (bb) "Peak Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Peak or relating to the Peak Business as set forth in Schedule "M" hereto;

        (cc) "Peak Business" means all aspects of the business conducted by Peak;

        (dd) "Peak Cash" means all cash on hand or on deposit to the credit of Peak on the Closing Date;

        (ee) "Peak Debt to Related Parties" means the debts owed by Peak and its subsidiaries to the Peak Shareholder or to any family member thereof, or to any affiliate, director or officer of Peak or the Peak Shareholder as described in Schedule "N";

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        (ff)      "Peak Equipment" means all machinery, equipment, furniture, and furnishings used in the Peak Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

        (gg) "Peak Financial Statements" means collectively, the consolidated financial statements of Peak for the for the period ended December 31, 2002, true copies of which are attached as Schedule "J" hereto;

        (hh) "Peak Goodwill" means the goodwill of the Peak Business together with the exclusive right of Palladium to represent itself as carrying on the Peak Business in succession of Peak subject to the terms hereof, and the right to use any words indicating that the Peak Business is so carried on including the right to use the name "Peak" or "Peak International" or any variation thereof as part of the name of or in connection with the Peak Business or any part thereof carried on or to be carried on by Peak, the right to all corporate, operating and trade names associated with the Peak Business, or any variations of such names as part of or in connection with the Peak Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Peak Business, all necessary licenses and authorizations and any other rights used in connection with the Peak Business;

        (ii) "Peak Insurance Policies" means the public liability insurance and insurance against loss or damage to Peak Assets and the Peak Business as described in Schedule "P" hereto;

        (jj) "Peak Intangible Assets" means all of the intangible assets of Peak, including, without limitation, Peak Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Peak and its subsidiaries;

        (kk) "Peak Inventory" means all inventory and supplies of the Peak Business as of December 31, 2002, as set forth in Schedule "Q" hereto;

        (ll)      "Peak Material  Contracts" means the burden and benefit
                  of and the right, title and interest of Peak in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Peak is entitled in connection with the Peak Business whereunder Peak is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto; and

        (mm) "Peak Shares" means all of the issued and outstanding shares of Peak's equity stock.

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
Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:


Information concerning Palladium

         Schedule "A"        Palladium  Financial Statements
         Schedule "B"        Palladium  Accounts Payable and Liabilities
         Schedule "C"        Palladium  Accounts Receivable
         Schedule "D"        Palladium  Bank Accounts
         Schedule "E"        Palladium  Debts to Related Parties
         Schedule "F"        Palladium  Equipment
         Schedule "G"        Palladium  Insurance Policies
         Schedule "H"        Palladium  Inventory
         Schedule "I"        Palladium  Material Contracts

Information concerning Peak

         Schedule "J"        Peak Financial Statements
         Schedule "K"        Peak Accounts Payable and Liabilities
         Schedule "L"        Peak Accounts Receivable
         Schedule "M"        Peak Bank Accounts
         Schedule "N"        Peak Debts to Related Parties
         Schedule "O"        Peak Equipment
         Schedule "P"        Peak Insurance Policies
         Schedule "Q"        Peak Inventory
         Schedule "R"        Peak Material Contracts


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
Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

The Acquisition

2.1 At Closing, Palladium shall acquire and be the sole owner of all of the issued and outstanding capital stock of Peak pursuant to this Agreement and Plan of Acquisition.

Exchange of Securities

2.2 At the Effective Time, by virtue of the Acquisition and without any further action on the part of Palladium, Peak or the Peak Shareholders, the shares of capital stock of Peak shall be exchanged as follows:

         Each Peak Share that is issued and outstanding at the Effective Time shall automatically be exchanged for the right to receive one Acquisition Share.

Adherence with Applicable Securities Laws

2.3 The Peak Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

        (a)       the sale is to Palladium;

        (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933,as amended, provided by Rule 144 thereunder; or

        (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to Palladium an opinion of counsel to that effect or such other written opinion as may be reasonably required by Palladium .

         The Peak Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

                  NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                  OF PALLADIUM

Representations and Warranties

3.1 Palladium represents and warrants in all material respects to Peak, with the intent that Peak will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Palladium  - Corporate Status and Capacity

        (a) Incorporation. Palladium is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada and Kentucky;

        (b) Carrying on Business. Palladium does not currently conduct business, except for the actual operations of the corporation which are carried on in Louisville, Kentucky, and does carry on any other material business activity in any other jurisdictions. Palladium is duly authorized to carry on such business in Kentucky. The nature of the Palladium Business does not require Palladium to register or otherwise be qualified to carry on business in any other jurisdictions;

        (c) Corporate Capacity. Palladium has the corporate power, capacity and authority to own the Palladium Assets and to enter into and complete this Agreement;

        (d) Reporting Status; Listing. Palladium is required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934, the Palladium Common Shares are quoted on the OTC Bulletin Board and all reports required to be filed by Palladium with the Securities and Exchange Commission or NASD have been timely filed;


Palladium  - Capitalization

        (e) Authorized Capital. The authorized capital of Palladium consists of 900,000,000 Palladium Common Shares, $0.001 par value, of which 2,119,076 Palladium Common Shares and outstanding;

        (f) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of Palladium Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of Palladium , except as set forth on the Schedules;

        (g) Capacity. Palladium has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;


Palladium  - Records and Financial Statements

        (h) Charter Documents. The charter documents of Palladium have not been altered since the incorporation, except as filed in the record books of Palladium;

        (i) Corporate Minute Books. The corporate minute books of Palladium and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Palladium and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Palladium and its subsidiaries. Palladium and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

        (j) Palladium Financial Statements. The Palladium Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Palladium, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Palladium Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

        (k)       Internal   Accounting   Controls.   Palladium  and  its
                  subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no disagreements of any kind presently existing, or reasonably anticipated by Palladium to arise, between the accountants and lawyers formerly or presently employed by Palladium, which could reasonably be expected to delay the transactions contemplated hereby, including the filing of Form 8-K following the Effective Date, and Palladium is current with respect to any fees owed to its accountants and lawyers. Palladium has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and

                  15d-14) for Palladium and designed such disclosure controls and procedures to ensure that material information relating to Palladium, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which Palladium's Form 10-K (or 10-KSB) or 10-Q (or 10-QSB), as the case may be, is being prepared. Palladium's certifying officers have evaluated the effectiveness of Palladium's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-KSB for the quarter ended December 31, 2002 (such date, the "Evaluation Date"). Palladium presented in the Form 10-KSB for the year ended December 31, 2002 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Palladium's internal controls (as such term is defined in
                  Item 307(b) of Regulation S-K under the Exchange Act) or, to Palladium's knowledge, in other factors that could significantly affect the Palladium's internal controls.

        (l)       Palladium  Accounts Payable and Liabilities.  There are
                  no material liabilities, contingent or otherwise, of Palladium or its subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the Palladium Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Palladium Financial Statements, and neither Palladium nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Palladium and its subsidiaries as of December 31, 2002 are described in Schedule "B" hereto;

        (m)       Palladium  Accounts   Receivable.   All  the  Palladium
                  Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Palladium , any claim by the obligor for set-off or counterclaim;

        (n)       Palladium  Bank  Accounts.  All of the  Palladium  Bank
                  Accounts,   their  location,   numbers  and  the  authorized
                  signatories thereto are as set forth in Schedule "D" hereto;

        (o) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, neither Palladium nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of Palladium except accounts payable on account of bona fide business transactions of Palladium incurred in normal course of the Palladium Business, including employment agreements, none of which are more than 30 days in arrears;

        (p)       No Related  Party Debt to  Palladium. No  director or
                  officer or affiliate of Palladium is now indebted to or under any financial obligation to Palladium or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

        (q) No Dividends. No dividends or other distributions on any shares in the capital of Palladium have been made, declared or authorized since the date of Palladium Financial Statements;


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        (r)       No Payments.  No payments of any kind have been made or
                  authorized since the date of the Palladium Financial Statements to or on behalf of officers, directors, shareholders or employees of Palladium or its subsidiaries or under any management agreements with Palladium or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

        (s)       No Pension Plans. There are no pension, profit sharing,
                  group   insurance  or  similar   plans  or  other   deferred
                  compensation plans affecting Palladium or its subsidiaries;

        (t) No Adverse Events. Since the date of the Palladium Financial Statements

                (i) there has not been any material adverse change in the financial position or condition of Palladium , its subsidiaries, its liabilities or the Palladium Assets or any damage, loss or other change in circumstances materially affecting Palladium , the Palladium Business or the Palladium Assets or Palladium ' right to carry on the Palladium Business, other than changes in the ordinary course of business,

                (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Palladium , its subsidiaries, the Palladium Business or the Palladium Assets,

                (iii) there has not been any material increase in the compensation payable or to become payable by Palladium to any of Palladium ' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

                (iv) the Palladium Business has been and continues to be carried on in the ordinary course,

                (v) Palladium has not waived or surrendered any right of material value,

                (vi) Neither Palladium nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

                (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

Palladium  - Income Tax Matters

        (u) Tax Returns. All tax returns and reports of Palladium and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Palladium and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

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
        (v) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Palladium or its subsidiaries. Palladium is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Palladium  - Applicable Laws and Legal Matters

        (w) Licenses. Palladium and its subsidiaries hold all licenses and permits as may be requisite for carrying on the Palladium Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Palladium Business;

        (x) Applicable Laws. Neither Palladium nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the Palladium Business, and to Palladium ' knowledge, neither Palladium nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Palladium Business;

        (y) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Palladium , its subsidiaries, the Palladium Business, or any of the Palladium Assets nor does Palladium have any knowledge of any deliberate act or omission of Palladium or its subsidiaries that would form any material basis for any such action or proceeding;

        (z) No Bankruptcy. Neither Palladium nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Palladium or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Palladium or its subsidiaries;

        (aa) Labor Matters. Neither Palladium nor its subsidiaries are party to any collective agreement relating to the Palladium Business with any labor union or other association of employees and no part of the Palladium Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Palladium , has made any attempt in that regard;

        (bb) Finder's Fees. Neither Palladium nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

        (cc) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Palladium;

        (dd) No Violation or Breach. The execution and performance of this Agreement will not:

                (i) violate the charter documents of Palladium or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Palladium or its subsidiaries are party,

                (ii) give any person any right to terminate or cancel any agreement including, without limitation, the Palladium Material Contracts, or any right or rights enjoyed by Palladium or its subsidiaries,

                (iii) result in any alteration of Palladium ' or its subsidiaries' obligations under any agreement to which Palladium or its subsidiaries are party including, without limitation, the Palladium Material Contracts,

                (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Palladium Assets,

                (v) result in the imposition of any tax liability to Palladium or its subsidiaries relating to the Palladium Assets, or

                (vi) violate any court order or decree to which either Palladium or its subsidiaries are subject;

The Palladium  Assets - Ownership and Condition

        (ee) Business Assets. The Palladium Assets comprise all of the property and assets of the Palladium Business, and no other person, firm or corporation owns any assets used by Palladium or its subsidiaries in operating the Palladium Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

        (ff) Title. Palladium or its subsidiaries are the legal and beneficial owner of the Palladium Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

        (gg) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Palladium Assets;

        (hh) Palladium Insurance Policies. Palladium and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the Palladium Assets and the Palladium Business as described in Schedule "G" hereto;

        (ii) Palladium Material Contracts. The Palladium Material Contracts listed in Schedule "I" constitute all of the material contracts of Palladium and its subsidiaries;

        (jj) No Default. There has not been any default in any material obligation of Palladium or any other party to be performed under any of the Palladium Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and Palladium is not aware of any default in the obligations of any other party to any of the Palladium Material Contracts;

        (kk) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Palladium or its subsidiaries. Neither Palladium nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Palladium  Assets - Palladium  Equipment

        (ll) Palladium Equipment. The Palladium Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Palladium  Assets - Palladium  Goodwill and Other Assets

        (mm) Palladium Goodwill. Palladium and its subsidiaries does not carry on the Palladium Business under any other business or trade names. Palladium does not have any knowledge of any infringement by Palladium or its subsidiaries of any patent, trademarks, copyright or trade secret;

The Palladium  Business

        (nn) Maintenance of Business. Since the date of the Palladium Financial Statements, Palladium and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

        (oo) Subsidiaries. Palladium does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

Palladium  - Acquisition Shares

        (pp) Acquisition Shares. The Acquisition Shares when delivered to the holders of Peak Shares pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of Palladium, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Acquisition and Survival

3.2 The representations and warranties of Palladium contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Peak or the Peak Shareholders, the representations and warranties of Palladium shall survive the Closing.

Indemnity

3.3 Palladium agrees to indemnify and save harmless Peak and the Peak Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Palladium to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Palladium to Peak or the Peak Shareholders hereunder.


                                    ARTICLE 4
                             COVENANTS OF PALLADIUM

Covenants

4.1         Palladium  covenants and agrees with Peak that it will:

        (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

        (b) Preservation of Business. Until the Closing, use its best efforts to preserve the Palladium Business and the Palladium Assets and, without limitation, preserve for Peak Palladium's relationships with any third party having business relations with them;

        (c) Access. Until the Closing, give Peak, the Peak Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of Palladium, and furnish to Peak, the Peak Shareholders and their representatives all such information as they may reasonably request;

        (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Palladium Assets notwithstanding the change in control of Peak arising from the Acquisition; and

        (e) Sale of Assets. Within five business days after the Closing of the Acquisition, Palladium shall effect the sale of the Palladium Assets to Palladium Consulting Group, LLC, in accordance with the terms of the draft agreement provided to the Peak Shareholders. Upon consummation of the sale to Palladium Consulting Group, LLC, other than the Peak Shares, Palladium shall not have any assets or liabilities other than convertible debentures not to exceed $250,000.

Authorization

4.2 Palladium hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Palladium and its subsidiaries to release any and all information in their possession respecting Palladium and its subsidiaries to Peak. Palladium shall promptly execute and deliver to Peak any and all consents to the release of information and specific authorizations which Peak reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Peak and the Peak Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                                      PEAK

Representations and Warranties

5.1 Peak represents and warrants in all material respects to Palladium, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Peak - Corporate Status and Capacity

        (a) Incorporation. Peak is a limited company duly incorporated and validly subsisting under the laws of the United Kingdom, and is in good standing thereunder;

        (b) Carrying on Business. Peak carries on business primarily in Derbyshire, England and does not carry on any material business activity in any other jurisdiction. Peak has an office in Derbyshire, England and Monrovia, California and in no other locations. The nature of the Peak Business does not require Peak to register or otherwise be qualified to carry on business in any other jurisdiction;

        (c) Corporate Capacity. Peak has the corporate power, capacity and authority to own Peak Assets, to carry on the Business of Peak and to enter into and complete this Agreement;

Peak - Capitalization

        (d) Authorized Capital. The authorized capital of Peak consists of 19,071,684 shares of common stock, $.001 par value per share;

        (e) Ownership of Peak Shares. The issued and outstanding share capital of Peak will on Closing consist of 19,071,684 common shares (being the Peak Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Peak Shareholders will be at Closing the registered and beneficial owner of 19,071,684 Peak Shares. The Peak Shares owned by the Peak Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

        (f) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of Peak Shares held by the Peak Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Peak;

        (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Peak Shares contained in the charter documents of Peak or under any agreement;

Peak - Records and Financial Statements

        (h) Charter Documents. The charter documents of Peak have not been altered since its incorporation date, except as filed in the record books of Peak;

        (i)       Corporate  Minute Books.  The corporate minute books of
                  Peak are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Peak which required director or shareholder approval are reflected on the corporate minute books of Peak. Peak is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

        (j)       Peak   Financial   Statements.   The   Peak   Financial
                  Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Peak, on consolidated basis, as of the respective dates thereof, and the sales and earnings of the Peak Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

        (k) Peak Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Peak which are not disclosed in Schedule "K" hereto or reflected in the Peak Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Peak Financial Statements, and Peak has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Peak as of January 31, 2003 are described in Schedule "K" hereto;

        (l) Peak Accounts Receivable. All Peak Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Peak, any claim by the obligor for set-off or counterclaim;

        (m) Peak Bank Accounts. All of the Peak Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

        (n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, Peak is not, and on Closing will not be, materially indebted to the Peak Shareholder nor to any family member thereof, nor to any affiliate, director or officer of Peak or the Peak Shareholder except accounts payable on account of bona fide business transactions of Peak incurred in normal course of Peak Business, including employment agreements with the Peak Shareholder, none of which are more than 30 days in arrears;

        (o) No Related Party Debt to Peak. Neither the Peak Shareholder nor any director, officer or affiliate of Peak are now indebted to or under any financial obligation to Peak on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

        (p)       No Dividends.  No dividends or other  distributions  on
                  any shares in the  capital of Peak have been made,  declared
                  or  authorized   since  the  date  of  the  Peak   Financial
                  Statements;

        (q) No Payments. No payments of any kind have been made or authorized since the date of the Peak Financial Statements to or on behalf of the Peak Shareholder or to or on behalf of officers, directors, shareholders or employees of Peak or under any management agreements with Peak, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

        (r)       No Pension Plans. There are no pension, profit sharing,
                  group   insurance  or  similar   plans  or  other deferred
                  compensation plans affecting Peak;

        (s)       No Adverse Events. Since the date of the Peak Financial
                  Statements:

                (i) there has not been any material adverse change in the consolidated financial position or condition of Peak, its liabilities or the Peak Assets or any damage, loss or other change in circumstances materially affecting Peak, the Peak Business or the Peak Assets or Peak's right to carry on the Peak Business, other than changes in the ordinary course of business,

                (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Peak, the Peak Business or the Peak Assets,

                (iii) there has not been any material increase in the compensation payable or to become payable by Peak to the Peak Shareholder or to any of Peak's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

                (iv) the Peak Business has been and continues to be carried on in the ordinary course,

                (v) Peak has not waived or surrendered any right of material value,

                (vi) Peak has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

                (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Peak - Income Tax Matters

        (t) Tax Returns. All tax returns and reports of Peak required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Peak or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

        (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Peak. Peak is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Peak - Applicable Laws and Legal Matters

        (v) Licenses. Peak holds all licenses and permits as may be requisite for carrying on the Peak Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Peak Business;

        (w) Applicable Laws. Peak has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the Peak Business, and, to Peak's knowledge, Peak is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Peak Business;

        (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Peak, the Peak Business, or any of the Peak Assets, nor does Peak have any knowledge of any deliberate act or omission of Peak that would form any material basis for any such action or proceeding;

        (y) No Bankruptcy. Peak has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Peak and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Peak;

        (z) Labor Matters. Peak is not a party to any collective agreement relating to the Peak Business with any labor union or other association of employees and no part of the Peak Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Peak, has made any attempt in that regard and Peak has no reason to believe that any current employees will leave Peak's employ as a result of this Acquisition.

        (aa) Finder's Fees. Peak is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

        (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Peak;

        (cc) No Violation or Breach. The execution and performance of this Agreement will not

                (i) violate the charter documents of Peak or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Peak is a party,

                (ii) give any person any right to terminate or cancel any agreement including, without limitation, Peak Material Contracts, or any right or rights enjoyed by Peak,

                (iii) result in any alteration of Peak's obligations under any agreement to which Peak is a party including, without limitation, the Peak Material Contracts,

                (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Peak Assets,

                (v) result in the imposition of any tax liability to Peak relating to Peak Assets or the Peak Shares, or

                (vi) violate any court order or decree to which either Peak is subject;

Peak Assets - Ownership and Condition

        (dd) Business Assets. The Peak Assets comprise all of the property and assets of the Peak Business, and neither the Peak Shareholders nor any other person, firm or corporation owns any assets used by Peak in operating the Peak Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

        (ee) Title. Peak is the legal and beneficial owner of the Peak Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

        (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Peak Assets;

        (gg) Peak Insurance Policies. Peak maintains the public liability insurance and insurance against loss or damage to the Peak Assets and the Peak Business as described in Schedule "P" hereto;

        (hh) Peak Material Contracts. The Peak Material Contracts listed in Schedule "R" constitute all of the material contracts of Peak;

        (ii) No Default. There has not been any default in any material obligation of Peak or any other party to be performed under any of Peak Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and Peak is not aware of any default in the obligations of any other party to any of the Peak Material Contracts;

        (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Peak. Peak is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Peak Assets - Peak Equipment

        (kk) Peak Equipment. The Peak Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Peak Assets - Peak Goodwill and Other Assets

        (ll) Peak Goodwill. Peak carries on the Peak Business only under the name "Peak Incorporated" and variations thereof and under no other business or trade names. Peak does not have any knowledge of any infringement by Peak of any patent, trademark, copyright or trade secret;

The Business of Peak

        (mm) Maintenance of Business. Since the date of the Peak Financial Statements, the Peak Business has been carried on in the ordinary course and Peak has not entered into any material agreement or commitment except in the ordinary course; and

        (nn) Subsidiaries. Peak does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Peak does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Acquisition and Survival

5.2 The representations and warranties of Peak and the Peak Shareholders contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Palladium, the representations and warranties of Peak and the Peak Shareholders shall survive the Closing.

Indemnity

5.3 Peak agrees to indemnify and save harmless Palladium from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Peak to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Peak to Palladium hereunder.

                                    ARTICLE 6
                                COVENANTS OF PEAK

Covenants

6.1 Peak covenants and agree with Palladium that it will:

        (a) Conduct of Business. Until the Closing, conduct the Peak Business diligently and in the ordinary course consistent with the manner in which the Peak Business generally has been operated up to the date of execution of this Agreement;

        (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Peak Business and the Peak Assets and, without limitation, preserve for Palladium Peak's relationships with their suppliers, customers and others having business relations with them;

        (c) Access. Until the Closing, give Palladium and its representatives full access to all of the properties, books, contracts, commitments and records of Peak relating to Peak, the Peak Business and the Peak Assets, and furnish to Palladium and its representatives all such information as they may reasonably request;

        (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Peak Assets, including the Peak Material Contracts, notwithstanding the change in control of Peak arising from the Acquisition;

        (e) Reporting and Internal Controls. From and after the Effective Time, the Peak Shareholder shall forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company and Palladium comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;


Authorization

6.2 Peak hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Peak to release any and all information in their possession respecting Peak to Palladium. Peak shall promptly execute and deliver to Palladium any and all consents to the release of information and specific authorizations which Palladium reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of Palladium .

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of Palladium

7.1 Palladium's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

        (a) all documents or copies of documents required to be executed and delivered to Palladium hereunder will have been so executed and delivered;

        (b) all of the terms, covenants and conditions of this Agreement to be complied with are performed by Peak or the Peak Shareholder at or prior to the Closing will have been complied with or performed;

        (c) Palladium shall have completed its review and inspection of the books and records of Peak and shall be satisfied with same in all material respects;

        (d) title to the Peak Shares held by the Peak Shareholders and to the Peak Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

        (e)       subject to Article 8 hereof, there will not have occurred

                (i) any material  adverse change in the financial  position or condition of Peak, its liabilities or the Peak Assets or any damage, loss or other change in circumstances materially and adversely affecting the Peak Business or the Peak Assets or Peak's right to carry on the Peak Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

                (ii)any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Peak or the Peak Business (whether or not covered by insurance) materially and adversely affecting Peak, the Peak Business or the Peak Assets; and

        (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; an


Waiver by Palladium

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Palladium and any such condition may be waived in whole or in part by Palladium at or prior to Closing by delivering to Peak a written waiver to that effect signed by Palladium. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Palladium shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Peak and the Peak Shareholders

7.3 The obligation of Peak and the Peak Shareholders to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

        (a) all documents or copies of documents required to be executed and delivered to Peak hereunder will have been so executed and delivered;

        (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Palladium at or prior to the Closing will have been complied with or performed;

        (c) Peak shall have completed its review and inspection of the books and records of Palladium and its subsidiaries and shall be satisfied with same in all material respects;

        (d) Palladium will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Peak at the Closing and the Acquisition Shares will be registered on the books of Palladium in the name of the holder of Peak Shares at the Effective Time;

        (e) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

        (f)       subject to Article 8 hereof, there will not have occurred

                (i) any material  adverse change in the financial  position or condition of Palladium , its subsidiaries, their liabilities or the Palladium Assets or any damage, loss or other change in circumstances materially and adversely affecting Palladium , the Palladium Business or the
                    Palladium Assets or Palladium ' right to carry on the Palladium Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

                (ii)any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Palladium or the Palladium Business (whether or not covered by insurance) materially and adversely affecting Palladium , its subsidiaries, the Palladium Business or the Palladium Assets;

        (h) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

        (i) for a period of twelve months from the Closing, the principal shareholders of Palladium (Raymond C. Dauenhauer, Jr., Jeffrey Underhill and G. Townsend Underhill III), directly or through their affiliates, agree not to dispose of any Palladium Shares which they beneficially own, in excess of those shares which an "Affiliate" of an issuer could dispose of pursuant to rule 144 under the Securities Act of 1933. Such individuals consent to the placing of an appropriate legend on all Palladium shares owned by such individuals; and

        (j) the satisfaction of all liabilities of Palladium on or prior to the Closing Date.


Waiver by Peak and the Peak Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Peak and the Peak Shareholders and any such condition may be waived in whole or in part by Peak or the Peak Shareholders at or prior to the Closing by delivering to Palladium a written waiver to that effect signed by Peak and the Peak Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing Peak and the Peak Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.


Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before April 30, 2003, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Peak and Palladium and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Palladium will be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of Palladium ' filings with the Securities and Exchange Commission.

                                    ARTICLE 8
                                      RISK

Material Change in the Business of Peak

8.1 If any material loss or damage to the Peak Business occurs prior to Closing and such loss or damage, in Palladium's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Palladium shall, within two (2) days following any such loss or damage, by notice in writing to Peak, at its option, either:

        (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

        (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Palladium ' obligations to carry out the transactions contemplated hereby, be vested in Peak or otherwise adequately secured to the satisfaction of Palladium on or before the Closing Date.

Material Change in the Palladium Business

8.2 If any material loss or damage to the Palladium Business occurs prior to Closing and such loss or damage, in Peak's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Peak shall, within two (2) days following any such loss or damage, by notice in writing to Palladium, at its option, either:

        (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

        (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Peak's obligations to carry out the transactions contemplated hereby, be vested in Palladium or otherwise adequately secured to the satisfaction of Peak on or before the Closing Date.


                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Peak

9.2 On or before the Closing, Peak and the Peak Shareholder will deliver or cause to be delivered to Palladium:

        (a) the original or certified copies of the charter documents of Peak and all corporate records documents and instruments of Peak, the corporate seal of Peak and all books and accounts of Peak;

        (b) all reasonable consents or approvals required to be obtained by Peak for the purposes of completing the Acquisition and preserving and maintaining the interests of Peak under any and all Peak Material Contracts and in relation to Peak Assets;

        (c) certified copies of such resolutions of the shareholder and director of Peak as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

        (d) an acknowledgement from Peak and the Peak Shareholders of the satisfaction of the conditions precedent set forth in section
                  7.3 hereof; and

        (e) such other documents as Palladium may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by Palladium

9.3 On or before the Closing, Palladium shall deliver or cause to be delivered to Peak and the Peak Shareholders:

        (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Peak Common Stock;

        (b) certified copies of such resolutions of the directors of Palladium as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

        (c) a certified copy of a resolution of the directors of Palladium dated as of the Closing Date appointing the nominees of Peak as officers and directors of Palladium;

        (d) an acknowledgement from Palladium of the satisfaction of the conditions precedent set forth in section 7.1 hereof; and

        (e) such other documents as Peak may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

            Forthwith after the Closing, Palladium , Peak and the Peak Shareholders agree to use all their best efforts to:

        (a)       issue a news release reporting the Closing;

        (b) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and, not more than 60 days following the filing of such Form 8-K, to file and amended Form 8-K which includes audited financial statements of Peak as well as pro forma financial information of Peak and Palladium as required by Regulation SB as promulgated by the Securities and Exchange Commission;

        (c) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Peak Shareholders, as may be required.


                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

(a) Palladium:

                  Palladium Communications, Inc.
                  416 W. Muhammad Ali Boulevard
                  Louisville, Kentucky 40202
                  Attn:  Raymond C. Dauenhauer, Jr., President
                  Phone: (502) 585-6364
                  Telecopier:

(b)      Peak or the Peak Shareholders

                  Peak Entertainment Ltd.
                  111 West Maple Avenue
                  Monrovia, CA 91061
                  Attn:  Wilf Shorrocks, CEO
                  Phone:  626 301 9341
                  Telecopier:  626 301 9351



Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among Peak, the Peak Shareholders and Palladium respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Peak, the Peak Shareholders and Palladium with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11 This Agreement is subject to the laws of the State of New York.



                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                                  PALLADIUM COMMUNICATIONS, INC.




                                                  By: RAYMOND C. DAUENHAUER, JR.
                                                Name: Raymond C. Dauenhauer
                                               Title: President

Solely with respect to Section
7.3(i) above:


RAYMOND C. DAUENHAUER, JR.
Raymond C. Dauenhauer, Jr.



JEFFREY A. UNDERHILL
Jeffrey A. Underhill



G. TOWNSEND UNDERHILL III
G. Townsend Underhill III

                                                         PEAK ENTERTAINMENT LTD.




                                                           By: WILFRED SHORROCKS
                                                               Wilfred Shorrocks



                                                               WILFRED SHORROCKS
                                                               Wilfred Shorrocks



                                                                 PAULA SHORROCKS
                                                                 Paula Shorrocks